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------------------------------------------------------------------------------------------------------------------------------------
                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                            )    -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    4                                  Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:      01/01/2004
                                                     DEBTOR )    |                                              TO:      01/31/2004
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------)
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------)

1. Profit and Loss Statement:
A. Related to Business Operations:
          Gross Sales
                                                                ----------------------
          Less Sales Returns and Discounts
                                                                ----------------------
                Net Sales                                                                             384,156
                                                                                        ----------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                ----------------------
               Add:  Purchases
                                                                ----------------------
               Less:  Ending Inventory at Cost
                                                                ----------------------
                    Cost of Goods Sold                                                                127,441
                                                                                        ----------------------

          Gross Profit                                                                                                      256,715
                                                                                                                --------------------

          Other Operating Revenue (Specify)

Less: Operating Expenses
          Officer Compensation
                                                                ----------------------
          Salaries & Wages - Other Employees
                                                                ----------------------
               Total Salaries & Wages                                                                 177,015
                                                                                        ----------------------
               Employee Benefits
                                                                ----------------------
          Payroll Taxes
                                                                ----------------------
          Real Estate Taxes
                                                                ----------------------
          Federal and State Income Taxes
                                                                ----------------------
                Total Taxes                                                                            14,784
                                                                                        ----------------------
          Rent and Lease Exp. (Real and Personal Property)                    161,246
                                                                ----------------------
          Interest Expense (Mortgage, Loan, etc.)                               2,570
                                                                ----------------------
          Insurance                                                             8,475
                                                                ----------------------
          Automobile Expense
                                                                ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                    11,347
                                                                ----------------------
          Depreciation and Amortization                                        17,482
                                                                ----------------------
          Repairs and Maintenance                                                 109
                                                                ----------------------
          Advertising                                                             465
                                                                ----------------------
          Supplies, Office Expenses, Photocopies, etc.                        (23,808)
                                                                ----------------------
          Bad Debts                                                             1,372
                                                                ----------------------
          Miscellaneous Operating Expenses (Specify)*                               -
                                                                ----------------------
               Total Operating Expenses                                                                                     371,057
                                                                                                                --------------------
          Net Gain/(Loss) from Business Operations                                                                         (114,342)
                                                                                                                --------------------
* Reversal of prior year accrual at Year-end.

B. Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                ----------------------
               Other Non-Operating Revenues (Specify)
                                                                ----------------------
               Gross Proceeds on Sale of Assets
                                                                ----------------------
               Less: Original Cost of Assets plus Expenses
                 of Sale
                                                                ----------------------
                    Net Gain/(Loss) on Sale of Assets                           4,878
                                                                ----------------------
               Total Non-Operating Income                                                               4,878
                                                                                        ----------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                     50,334
                                                                ----------------------
               Other Non-Operating Expenses, Loss on Investment                80,000
                                                                ----------------------
                    Total Non-Operating Expenses                                                      130,334
                                                                                        ----------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (239,798)
                                                                                                                ====================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. CLOSING DATE FOR THIS REPORT IS
JANUARY 25, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                    UST-4
------------------------------------------------------------------------------------------------------------------------------------
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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $       146,055          $             --
Overdue                      31 - 60 days        $        15,032          $             --
Overdue                      61 - 90 days        $         5,000          $             --
Overdue                      91 - 120 days       $         5,045          $             --
Overdue                      121 + days          $             -          $             --
Total                                            $       171,132          $             --
                                                 -------------------------------------------


3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Post-Petition
                                     Frequency of                                                         Payments Not Made
                                     Payments per           Amount of                             ----------------------------------
      Creditor/Lessor               Lease/Contract         Each Payment        Next Payment Due       Number            Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors                   Monthly               $   161,246             Feb-04          see attached       $  13,281
Fleet Precious Metals, Inc.          Monthly               $     1,500             Feb-04
Stephlaur                            Monthly               $       370             Feb-04
BankOne                              Monthly               $       700             Feb-04

------------------------------------------------------------------------------------------------------------------------------------


4. Tax Liability:

                             Gross Payroll Expense For Period                 $      177,015
                             Gross Sales for Period Subject to Sales Tax      $      384,156

                                             ---------------------------------------------------------------------------------------
                                                                                                       Post Petition Taxes
                                                       Date Paid              Amount Paid *                Still Owing
                                             ---------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                            $0.00                     $     17,652
State Payroll and Withholding Taxes                                              $0.00                     $      3,048
State Sales and Use Tax                                                          $0.00
Real Property Taxes                                                              $0.00
                                             ---------------------------------------------------------------------------------------

                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage:
                                             ---------------------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy           Premium Paid
                                                         Agent               Coverage           Exp. Date           Thru Date
                                             ---------------------------------------------------------------------------------------

Worker's Compensation                            Venbrook/Hartford           1,000,000          10/10/04             10/10/04
Worker's Compensation - CA                       Venbrook/Hartford           1,000,000          12/19/04             12/19/04
Worker's Compensation - FL                       Venbrook/Hartford           1,000,000          11/18/04             11/18/04
Liability                                        Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Umbrella Policy                                  Venbrook/Hartford           5,000,000          10/10/04             02/07/04
Property                                         Venbrook/Hartford           2,800,000          10/07/04             10/07/04
Property - FL                                 Lloyds of London/Hartford        325,000          11/04/04             11/04/04
Liability - FL                                   Venbrook/Hartford           1,000,000          11/04/04             11/04/04
Life (Beneficiary:________________)
Vehicle                                          Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Other

                                             ---------------------------------------------------------------------------------------

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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz*         Debtor's attorneys              100,705
                        Archetype Group **                     Management Fees                 130,000


                        --------------------------------------------------------------------------------------
                        *Incl accrual of $11,000.
                        **Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events and Events Out of the Ordinary Course of Business:

None noted during reporting period.

           Store Nos. 23 and 41 (Union Square, San Francisco, California and Sawgrass Mills, Sunrise, Florida) were closed in January, 2004.






9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements       Quarterly                                                                  Quarterly
   Period Ending        for Quarter           Fee             Date Paid         Amount Paid       Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003      $1,435,516.13      $5,000.00                                                                      $5,000.00





------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated:                                                                  Signed:
       -----------------------------------------------                          ----------------------------------------------------
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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 4

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  7     THE RIO- Elegent Pretenders                Rio Hotel & Casino,          3,000            02/01/2004
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103
------------------------------------------------------------------------------------------------------------------------------------
  8     UNION STATION- Impostors                   Jones Lang LaSalle           4,595            02/01/2004
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
  9     VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,318            02/01/2004
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050
------------------------------------------------------------------------------------------------------------------------------------
 11     CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         7,096            02/01/2004
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA
------------------------------------------------------------------------------------------------------------------------------------
 12     HARBOR PLACE- Impostors                    Rouse/Harborplace            6,512            02/01/2004
        201 E. Pratt, SP 16                        Ltd. Partnership
        Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
 14     PALM DESERT- Impostors                     Westfield - WEA Palm         5,829            02/01/2004
        72-840 Highway 111, SP 126                 Desert LLC
        Palm Desert, CA 92260
------------------------------------------------------------------------------------------------------------------------------------
 17     STONERIDGE- Impostors                      Taubman/                     9,020            02/01/2004
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC
------------------------------------------------------------------------------------------------------------------------------------
 23     UNION SQUARE- Impostors                    Union Square                46,642            Store Closed
        295 Geary Street                           Building/Brett &                              in Jan-04.
        San Francisco, CA 94102                    Company
------------------------------------------------------------------------------------------------------------------------------------
 24     WHITE FLINT- Impostors                     Lerner Corporation-          7,585            02/01/2004
        11301 Rockville Pike, SP 1-4.11            White Flint
        Kensington, MD 20895
------------------------------------------------------------------------------------------------------------------------------------
 25     TOWSON TOWN CENTER- Impostors              Rouse Company                8,543            02/01/2004
        825 Dulaney Valley Rd., SP 3260            Rouse Property
        Towson, MD 21204                           Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 4

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 29     PARK MEADOWS- Impostors                    Rouse Company                8,273           02/01/2004
        8505 Park Meadows Cntr Dr.,                Rouse Property
        SP 2125                                    Management, Inc.
        Littleton, CO 80124
------------------------------------------------------------------------------------------------------------------------------------
 30     THE ALADDIN- Joli Joli                     Trizec-Hahn                  9,352            02/01/2004
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109
------------------------------------------------------------------------------------------------------------------------------------
 31     FASHION SQUARE- Impostors                  Westcor                      6,200            02/01/2004
        7014 E. Camelback Road
        K1-18
        Scottsdale, AZ 85251
------------------------------------------------------------------------------------------------------------------------------------
 35     THE BORGATA- Impostors                     Westcor                      4,427            02/01/2004        3        13,281
        6166 North Scottsdale Rd.,                 TWC Borgata Holding,
        SP 705                                     LLC
        Scottsdale, AZ 85253
------------------------------------------------------------------------------------------------------------------------------------
 38     COASTLAND CENTER- Impostors                General                      4,587            02/01/2004
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP
------------------------------------------------------------------------------------------------------------------------------------
 40     MENLO PARK- Impostors                      Simon Property Group,        8,438            02/01/2004
        333 Menlo Park, SP 2235                    LP
        Edison, NJ 08837
------------------------------------------------------------------------------------------------------------------------------------
 41     SAWGRASS MILLS- Impostors                  The Mills                    5,583            Store Closed
        2604 Sawgrass Mills Cir., #1101                                                          in Jan-04.
        Sunrise, FL 33323
------------------------------------------------------------------------------------------------------------------------------------
 43     THE FALLS - Impostors                      Taubman                      6,246            02/01/2004
        8888 SW 136th Street, Suite 370A           Falls/Shopping Center
        Miami, FL 33176                            Assoc.
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 161,246                              3        13,281
-----------------------------------------------------------------------------------------------------------------------------------

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                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                        )
IN RE:                                                  )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
PREMIER CONCEPTS, INC.,                                 )          STATEMENT NO.:     4
                                                        )    FOR THE PERIOD FROM:     01/01/2004
                                                        )                     TO:     01/31/2004
                                                 DEBTOR )
                                                        )                                             ------------------------------
--------------------------------------------------------)                                             DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)   ------------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )    OPERATIONS       PAYROLL         TAX        MERCHANT       OPERATIONS
--------------------------------------------------------)     ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT          ACCOUNT
--------------------------------------------------------)   ------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                      ------------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements         1,447,197.45      374,600.00    45,100.00  1,044,216.51      544,192.99

B.  Less: Total Disbursements Per All Prior
         Interim Statements                                 1,184,665.91      355,934.24        20.00  1,030,256.96      544,302.58
                                                            ------------------------------------------------------------------------

C.  Beginning Balance                                         262,531.54       18,665.76    45,080.00     13,959.55         (109.59)
                                                            ------------------------------------------------------------------------
D.  Receipts During Current Period

         Per Attached Schedule                                433,200.83      161,000.00    30,000.00    330,053.39       41,016.00
                                                            ------------------------------------------------------------------------

E.  Balance Available                                         695,732.37      179,665.76    75,080.00    344,012.94       40,906.41
                                                            ------------------------------------------------------------------------
F.  Less: Disbursements During Period

         Per Attached Schedule                                667,396.09      170,521.25    40,093.00    330,000.32       40,337.87
                                                            ------------------------------------------------------------------------

G.  Ending Balance                                             28,336.28        9,144.51    34,987.00     14,012.62          568.54
                                                            ------------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677439
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I.  Other Monies On Hand:



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                        INTERIM STATEMENT                                                     UST-4
------------------------------------------------------------------------------------------------------------------------------------
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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     4
              RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                           TO:     01/31/2004

                                                               -----------------
ACCT:  OPERATIONS                                                    AMOUNT
--------------------------------------------------------------------------------

    Transfer from WFB Merchant*                                    330,000.00
    Sweep from Retail Store accounts*                               63,000.00
    Transfer from TX bank - Sweep from retail*                      40,000.00
    Misc Deposit*                                                      200.83



                                                               -----------------
    TOTAL                                                           433,200.83
                                                               =================

    *see retail store bank statements.

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     4
              RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                           TO:     01/31/2004

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Checking                                       161,000.00




                                                               -----------------
  TOTAL                                                            161,000.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     4
              RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                           TO:     01/31/2004

                                                               -----------------
ACCT:  TAX                                                           AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Checking                                        30,000.00


                                                               -----------------
  TOTAL                                                             30,000.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     4
              RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                           TO:     01/31/2004

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

  Merchant deposits*                                               330,053.39


                                                               -----------------
  TOTAL                                                            330,053.39
                                                               =================

  * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     4
              RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                           TO:     01/31/2004

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

  Transfer from Retail Stores (Sweep)*                              41,000.00
  Bank fees reversal                                                    16.00


                                                               -----------------
  TOTAL                                                             41,016.00
                                                               =================

  * see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 7
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     4
                                                               RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                                                                            TO:     01/31/2004
ACCT:  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.               DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Payroll*                                               161,000.00
  Transfer to WFB Tax*                                                    30,000.00
  Bank Fees                                                                  232.07
  Payment - Dec 03**                                                     441,714.02
  Counterfeit Withdrawal       Counterfeit check credited in Feb-04       25,000.00                                   01/12/04
  Counterfeit Withdrawal       Counterfeit check credited in Feb-04        4,850.00                                   01/12/04
  Counterfeit Withdrawal       Counterfeit check credited in Feb-04        4,600.00                                   01/12/04



                                                                    ----------------

  TOTAL                                                                  667,396.09
                                                                    ================

  *see attached bank statement
  **see attached check register detail



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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 8
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     4
                                                               RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                                                                            TO:     01/31/2004
ACCT:  PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Payroll payment*                                                        170,496.99
   Bank fees                                                                    24.26



                                                                      ----------------
   TOTAL                                                                   170,521.25
                                                                      ================

   *see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 9
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     4
                                                               RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                                                                            TO:     01/31/2004
ACCT:  TAX
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   City of Scottsdale                      SALESTAX-031                     263.00               10002                 01/05/04
   Nevada Department of Taxation           SALESTAX-NV                    7,001.00               10008                 01/05/04
   City of Scottsdale                      SALESTAX-035                     393.00               10003                 01/05/04
   Arizona Department of Revenue           SALESTAX-AZ                    2,946.00               10004                 01/05/04
   Colorado Department of Revenue          SALESTAX-CO                      349.00               10005                 01/05/04
   Gov't of District of Columbia           SALESTAX-DC                    1,074.00               10006                 01/05/04
   Comptroller of Maryland-SUT             SALESTAX-MD                    3,933.00               10007                 01/05/04
   Board of Equalization                   SALESTAX-CA                   18,978.00               10010                 01/05/04
   Florida Dept. of Revenue                SALESTAX-FL                    4,437.00               10011                 01/05/04
   City of Scottsdale                      SALESTAX-031                     445.00               10013                 01/26/04
   City of Scottsdale                      SALESTAX-035                     274.00               10014                 01/26/04


                                                                   ----------------
   TOTAL                                                                 40,093.00
                                                                   ================

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 10
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     4
                                                               RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                                                                            TO:     01/31/2004
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Checking*                                                  330,000.00
  Bank Fees                                                                        0.32






                                                                        ----------------
  TOTAL                                                                      330,000.32
                                                                        ================

  *see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 11
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     4
                                                               RECEIPTS FOR THE PERIOD    FROM:     01/01/2004
                                                                                            TO:     01/31/2004
ACCT:  TEXAS BANK OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                        AMOUNT             CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Checking*                                                   40,000.00
  Bank Fees                                                                      337.87






                                                                        ----------------
  TOTAL                                                                       40,337.87
                                                                        ================

   * see attached bank statement
   ** see attached bank statement

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